Exhibit 10.2

UTSTARCOM, INC.

THIRD AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

This THIRD AMENDMENT (this “Amendment”) to the Common Stock Purchase Agreement dated as of February 1, 2010, as amended on April 30, 2010 and June 4, 2010 (the “Agreement”), by and among UTStarcom, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”) and the purchasers listed on Schedule A thereto (the “Purchasers”), is made and entered into as of July 7, 2010.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, Section 6.14 of the Agreement provides that either the Company or the Purchasers representing 75% of the Purchase Shares may terminate the Agreement under certain circumstances if the Closing has not occurred within 150 days of the date thereof.

WHEREAS, the Company and the Purchasers desire to amend the Agreement such that either the Company or the Purchasers representing 75% of the Purchase Shares may terminate the Agreement under certain circumstances if the Closing has not occurred within 180 days of the date thereof.

WHEREAS, Section 6.8 of the Agreement provides that any provision of the Agreement may be amended, modified or terminated only upon the written consent of the Company and the Purchasers representing 75% of the Purchase Shares.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchasers and the Company hereby agree as follows:

1.     Amendment.  Section 6.14(a)(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) by either the Company or Purchasers representing 75% of the Purchase Shares purchasable hereunder if the Closing has not occurred within 180 days of the date hereof; provided, however, that the right to terminate this Agreement under this Section 6.14(a)(ii) shall not be available to any party whose (in the case of the Purchasers, any Purchaser’s) action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure or failure to act constitutes a material breach of this Agreement.”

2.     Continuing Agreement.  Except as specifically amended by this Amendment, all of the terms of the Agreement shall remain and continue in full force and effect.

3.     Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  A facsimile, portable document file (PDF) or other reproduction of this Amendment may be executed by one or more parties and delivered by such party by facsimile, electronic mail or any similar electronic transmission pursuant to which the signature of or on behalf of such party can be seen.  Such execution and delivery shall be considered valid, binding and effective for all purposes.

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4.     Governing Law.  This Amendment shall be governed by and construed in accordance with the internal and substantive laws of the State of California and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

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IN WITNESS WHEREOF, the Purchasers and the Company have caused their duly authorized representatives to execute this Amendment as of the date first written above.

COMPANY:

UTSTARCOM, INC.

By:	/s/ Peter Blackmore
Name: Peter Blackmore
Title: Chief Executive Officer

Signature Page to Third Amendment to Common Stock Purchase Agreement

IN WITNESS WHEREOF, the Purchasers and the Company have caused their duly authorized representatives to execute this Amendment as of the date first written above.

PURCHASERS:

ELITE NOBLE LIMITED

By:	/s/ Jingchun Sun
Name: Jingchun Sun
Title: Director

Signature Page to Third Amendment to Common Stock Purchase Agreement

IN WITNESS WHEREOF, the Purchasers and the Company have caused their duly authorized representatives to execute this Amendment as of the date first written above.

PURCHASERS:

SHAH CAPITAL OPPORTUNITY FUND LP

By:	/s/ Himanshu H. Shah
Name: Himanshu H. Shah
Title: General Partner

Signature Page to Third Amendment to Common Stock Purchase Agreement